Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
November 30, 1998



Expected B Maturity 7/15/03


Blended Coupon 5.8171%


Excess Protection Level
3 Month Average   5.48%
November, 1998   5.81%
October, 1998   6.13%
September, 1998   4.52%


Cash Yield17.96%


Investor Charge Offs 4.96%


Base Rate 7.20%


Over 35 Day Delinquency 5.37%


Seller's Interest 9.39%


Total Payment Rate13.51%


Total Principal Balance$40,339,382,471.40


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$3,787,462,952.91